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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    April 27, 2000
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                            BIRMAN MANAGED CARE, INC.
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             (Exact name of Registrant as specified in its charter)



        Delaware                     000-22127                62-1584092
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(State or other jurisdiction  (Commission File Number)       (I.R.S. EIN)
        of incorporation)


1025 Highway 111 South, Cookeville, Tennessee                    38501
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(Address of principal executive offices)                      (Zip  Code)


Registrant's telephone number, including area code:  (931) 372-7800
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                                    NO CHANGE
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          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrants Certifying Accountant.
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                           On April 27, 2000 the registrant, pursuant to the
                           recommendation of the Audit Committee of the registrant's Board of Directors engaged Joseph Decosimo and Company, LLP ("Decosimo") as its principal accountant to audit the registrant's financial statements for its fiscal year ending June 30, 2000 and to review its financial statements for the quarter ending March 31, 2000. Marlin & Edmondson, PC ("Marlin"), audited the registrant's financial statements for the fiscal year ending June 30, 1999 and during the fiscal year ending June 30, 2000, began to provide bookkeeping and day to day accounting services for the registrant. For this reason, Marlin advised the registrant that it should retain another independent auditor to perform auditing services.

         Former Accountant.
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                           Marlin's report on the financial statements during
                           the term of its service to the registrant did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the registrant's last two fiscal years and the interim period preceding Marlin's resignation, no other reportable events as defined in Regulation S-B Item 304(a)(1) occurred that must be reported herein. The registrant has requested that Marlin provide a letter addressed to the Securities and Exchange Commission commenting upon the statements made by the registrant herein.

         Newly Engaged Accountant.
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                           Commencing April 27, 2000, Decosimo was engaged as
                           the principal accountant to audit the registrant's financial statements for its fiscal year ending June 30, 2000 and to review its financial statements for the quarter ending March 31, 2000. During the most recent two fiscal years and during the interim period prior to engaging Decosimo neither the registrant nor anyone on its behalf consulted Decosimo regarding:
                           (i) the application of accounting principles to a specified transaction, either completed or proposed;
                           (ii) the type of audit opinion that might be rendered on the registrant's financial statements; (iii) any matter that was the subject of a disagreement or a reportable event as defined in Regulation S-B Item 304(a)(1). During the above-described period, neither the registrant nor anyone on its behalf

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                           received a written report or oral advice from
                           Decosimo. The registrant has provided Decosimo the opportunity to review this report and provide a letter addressed to the Securities and Exchange Commission that contains any new information, clarification of the registrant's views, or the respects in which it does not agree with the statements made by the registrant in this report on Form 8-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BIRMAN MANAGED CARE, INC.



Dated:  May 4, 2000                      By: /s/ David N. Birman, M.D.
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                                             David N. Birman, M.D., Chairman

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